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                                  Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A Amendment No. 2, into the Company's previously filed Registration Statements on Forms S-8, File No. 33-8209 and File No. 33-47893.


                                           ARTHUR ANDERSEN LLP

Hartford, Connecticut
August 23, 1996